UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

VERIZON FLORIDA INC.
(Exact name of registrant as specified in its charter)

Florida	1-3090	59-0397520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas, Room 3868

New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-2121

Not applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

Set forth below are certification letters as required by the Securities and Exchange Commission.

November 13, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON FLORIDA INC. FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Lawrence T. Babbio, Jr., Chairman of the Board and Chief Executive Officer of Verizon Florida Inc. (the “Company”), certify that:

(1) the report of the Company on Form 10-Q for the quarterly period ending September 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/    Lawrence T. Babbio, Jr.

Lawrence T. Babbio, Jr.

November 13, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON FLORIDA INC. FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Lawrence R. Whitman, Chief Financial Officer of Verizon Florida Inc. (the “Company”), certify that:

(1) the report of the Company on Form 10-Q for the quarterly period ending September 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/    Lawrence R. Whitman

Lawrence R. Whitman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERIZON FLORIDA INC.

By:	/s/ EDWIN F. HALL
Edwin F. Hall Controller
Date: November 13, 2002